Exhibit 99.1

INNOVATING FOR PATIENTS Nasdaq: TRVN I March 2022

Forward - Looking Statements To the extent that statements contained in this presentation are not descriptions of historical facts regarding Trevena, Inc. (t he “Company” or “we”), they are forward - looking statements reflecting management’s current beliefs and expectations. Forward - looking statements are subject to known and unknown risks, unc ertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. You can identify forward - looking statements by terminology such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “objective,” “predict,” “pr oject,” “suggest,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “ongoing,” or the negative of these terms or similar expressions. Forward - looking statements contained in this prese ntation include, but are not limited to, ( i ) statements regarding the timing of anticipated clinical trials for our product candidates; (ii) the timing of receipt of clinical data for our pro duc t candidates; (iii) our expectations regarding the potential safety, efficacy, or clinical utility of our product candidates; (iv) the size of patient populations targeted by our product candidates and ma rke t adoption of our potential drugs by physicians and patients; (v) the timing or likelihood of regulatory filings and approvals; and (vi) our cash needs. Actual results may differ materially from those indicated by such forward - looking statements as a result of various important f actors, including: the commercialization of any approved drug product, the status, timing, costs, results and interpretation of our clinical trials or any future trials of any of our inve sti gational drug candidates; the uncertainties inherent in conducting clinical trials; expectations for regulatory interactions, submissions and approvals, including our assessment of the discussions with th e FDA or other regulatory agencies about any and all of our programs; uncertainties related to the commercialization of OLINVYK; available funding; uncertainties related to our intellec tua l property; uncertainties related to the ongoing COVID - 19 pandemic, other matters that could affect the availability or commercial potential of our therapeutic candidates; and other f act ors discussed in the Risk Factors set forth in our Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q filed with the Securities and Exchange Commission (SEC) and in other filings we make with the SEC from time to time. In addition, the forward - looking statements included in this presentation represent our views only as of the date hereof. We anticipate that subs equent events and developments may cause our views to change. However, while we may elect to update these forward - looking statements at some point in the future, we specifically disc laim any obligation to do so, except as may be required by law. 2

BOARD OF DIRECTORS Leon O. Moulder , Jr. Chairman Marvin H. Johnson, Jr. Carrie L. Bourdow Jake R. Nunn Scott Braunstein, M.D. Anne M. Phillips, M.D. Michael R. Dougherty Barbara Yanni SENIOR MANAGEMENT Carrie L. Bourdow President & Chief Executive Officer Mark A. Demitrack , M.D . SVP, Chief Medical Officer Patricia Drake SVP, Chief Commercial Officer Barry Shin SVP, Chief Financial Officer Robert T. Yoder SVP, Chief Business Officer & Head of Commercial Operations Trevena’s Experienced Leadership Team 3

Trevena: Innovative CNS Company 4 OLINVYK is indicated in adults for the management of acute pain severe enough to require an intravenous opioid analgesic and for whom alternative treatments are inadequate. Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . NCE = New Chemical Entity; MOA = Mechanism of Action; NIH = National Institutes of Health; ACTIV = Accelerating COVID - 19 Therape utic Interventions and Vaccines; REMAP - CAP = Randomised , Embedded, Multi - factorial, Adaptive Platform Trial for Community - Acquired Pneumonia IV OLINVYK: Differentiated profile Large market, targeted launch Novel CNS pipeline TRV027 for COVID - 19 Strong financial position NCE approved for the management of acute pain in adults Launch in Q1 2021; additional supportive studies vs. IV morphine with near - term data 45M+ US hospital patients; 9M procedures is initial core focus $1.5B+ market opportunity for core focus New mechanisms for diabetic neuropathic pain / epilepsy, acute migraine, opioid use disorder NCEs targeting significant unmet needs Novel MOA with potential to treat COVID - 19 acute lung injury / abnormal clotting Selected for NIH ACTIV trial; ~300 COVID - 19 patients on TRV027 $66.9M cash and cash equivalents at year end 2021 Funds operations through Q4 2022

PRE - CLIN PHASE 1 PHASE 2 PHASE 3 NDA POST - APPR EXPECTED CATALYSTS OLINVYK® New chemical entity (mu - opioid receptor) TRV027 AT 1 receptor selective agonist TRV045 Selective S1P receptor modulator • Phase 1 complete 2H 22 TRV250 G - protein selective agonist (delta receptor) • IND - enabling activities (oral) TRV734 G - protein selective agonist (mu - opioid receptor) Multiple Expected Catalysts 5 NIH / NIDA collab. IV NIH ACTIV collab. OLINVYK is indicated in adults for the management of acute pain severe enough to require an intravenous opioid analgesic and for whom alternative treatments are inadequate. * Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at ww w.OLINVYK.com. TRV250, TRV734, TRV027, and TRV045 are investigational products and are not approved by the FDA or any other regulatory agenc y.; ARDS = Acute Respiratory Distress Syndrome; ACTIV = Accelerating COVID - 19 Therapeutic Interventions and Vaccines; NDA = New Drug Application, PoC = Proof - of - Concept, DNP = Diabetic Neuropathic Pain IV acute pain* Respiratory physiology Clinical outcomes COVID - 19 ARDS / abnormal clotting Cleveland Clinic / Wake Forest Baptist Health collab. Leiden UMC collab. DNP Acute migraine Epilepsy NIH collab. APPROVED • Study completed April 2022 • Topline data 2H 22 • Commercial launch ongoing • Topline data 2H 22 • POC study ongoing COVID - 19 PoC study Imperial College London collab. • Topline data announced Cognitive function • Topline data mid - 22 Opioid use disorder Nhwa NDA Submission in China • NDA Submitted

Ex - US Royalty - Based Financing Highlights Blue Chip Investor R - Bridge Healthcare Fund affiliate of CBC Group (one of the largest and most active healthcare - dedicated investment firms in Asia) $40M Total Financing $15M upfront $10M on commercial or financing milestone $15M on first commercial sale in China $40M total Flexible Payments* • Chinese Royalties. All royalties from Nhwa partnership, TRVN retains milestones • Capped US Royalty. 4% royalty on US OLINVYK net sales, with $10M cap** Constructive Terms • No financial covenants • Negative pledge only until Chinese approval • Flexibility for additional business development opportunities * R - Bridge will receive a 1.5% fee and warrants for 5M shares at a strike price of $0.82 / sh (75% premium to 30 - day VWAP) ** Potential increase to 7% (with combined US/China cap) if not approved by YE - 23 6

Large Market Opportunity – Acute Pain 7 45M patients receive IV opioids annually to treat acute pain 1 IV opioids have unrivalled analgesic efficacy Top surgeries: Total knee arthroplasty, colectomy, hernia repair, spine fusion, C - section 2 IV NSAIDS / acetaminophen US injectable analgesic hospital market unit volume 1 IV opioids 45% IV Opioids 17% 38% Local anesthetics OLINVYK is indicated in adults for the management of acute pain severe enough to require an intravenous opioid analgesic and for whom alternative treatments are inadequate. Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . Opioids are associated with serious, potentially life - threatening adverse reactions. NSAIDs = nonsteroidal anti - inflammatory drugs. 1) IMS MIDAS sales audit 2017; IV NSAIDs and Ofirmev ®. 2) Definitive database, and National Vital Statistics report, CDC 2018.

Stable IV Opioid Market Performance 8 Despite the 20% decline in elective surgeries, IV opioid volume remained stable SOURCE: IQVIA DDD Data August 2021 Declines due to COVID - 19 across top surgical procedures: Total knee, Total hip, Hernia repair, Hysterectomy, Bariatric 5,000 10,000 15,000 20,000 25,000 Thousands Pack Units CDC reports first cases in US

OLINVYK: Differentiated Profile for Acute Pain 9 OLINVYK is indicated in adults for the management of acute pain severe enough to require an intravenous opioid analgesic and for whom alternative treatments are inadequate Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . New chemical entity Distinct from IV morphine IV opioid efficacy Hard - and soft - tissue surgeries Rapid analgesia 1 - 3 min median onset of pain relief Simplified, predictable dosing No adjustment in renal impaired No active metabolites Data in complex patients Elderly / obese, multiple comorbidities Well - characterized safety / tolerability Studied in over 1,900 individuals

OLINVYK Studied in Complex Surgeries & Patients 10 Broad range of surgeries / medical procedures 0 50 100 150 200 250 Orthopedic Gynecologic Colorectal surgery General surgery Plastic surgery Urologic Neurologic Emergency Bariatric surgery Cardiothoracic Medical Number of patients 11 18 18 33 39 44 60 84 115 115 231 • 2% for adverse events • 4% for lack of efficacy • Hospital recovery • Critical care • Emergency department • Ambulatory surgical centers • 32% ≥ 65 years; 46% BMI ≥ 30 • Co - morbidities: diabetes, obstructive sleep apnea, COPD, chronic / cancer pain • Concomitant medications: antiemetics, antibiotics Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . Bergese SD et al. J Pain Research, 2019. Trial modeled real - world use: usual patient care with OLINVYK instead of standard IV opioid. See FDA draft guidance for Industry Distributing Scientific and Medical Publications on Unapproved New Uses. Open - label Phase 3: N = 768 Complex patients included Multiple inpatient and hosp outpatient settings Low discontinuation for AEs / lack of efficacy

OLINVYK: Well - Characterized Safety / Tolerability 11 Placebo (N = 162) OLINVYK ≤ 27 mg (N = 316) Morphine (N = 158) Patients with any TEAE (%) 73 86 96 Nausea 35 52 70 Vomiting 10 26 52 Headache 30 26 30 Dizziness 11 18 25 Constipation 9 14 14 Hypoxia 3 12 17 Pruritus 6 9 19 Sedation 5 7 13 Somnolence 4 6 10 Back pain 4 6 6 Hot flush 4 4 8 Pruritus gen. 1 2 10 Adverse drug reactions reported in ≥5% of OLINVYK - treated patients stratified by daily dose (Phase 3 pivotal trials pooled) 1 Key cost - drivers associated with IV opioids: Vomiting Can result in significant health risks and compromise recovery Somnolence Significant patient safety concern, can lead to respiratory depression O 2 saturation < 90% Independent predictor of early post - op respiratory complications Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . 1) OLINVYK Prescribing Information. Not an adequate basis for comparison of rates between the OLINVYK treatment group and the morphine treatment group.

Respiratory Physiology Study Assessment of Respiratory Function: • Increase inhaled CO2 to experimentally induce respiratory drive • Impact of drug measured as change in minute ventilation • Greater reductions in minute ventilation indicate more respiratory depression • Validated method to estimate the impact of a drug on respiratory drive 12 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . Assessment of Pain Threshold: • Analgesic comparison measured using valid models of induced cold and electrical pain Ventilatory Response to Hypercapnia Analgesia Assessment As with all opioids, serious, life - threatening, or fatal respiratory depression may occur in patients treated with OLINVYK. Head - to - Head Comparison of OLINVYK and IV morphine in Elderly/Overweight Subjects (N=18)

Respiratory Physiology Study: Elderly / Overweight Subjects Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . 13 50 70 90 110 130 0 1 2 3 4 5 6 7 OLINVYK 0.5mg Morphine 2.0mg 50 70 90 110 130 0 1 2 3 4 5 6 7 OLINVYK 2.0mg Morphine 8.0mg Respiratory Function VE55 (% change from baseline) Time (hours) * Represents P < 0.05 (statistically significant) in pairwise comparison between treatments T reatments differ over time: main effect P < 0.0001 using a linear mixed effects model * Time (hours) * * * * * * * * * * Lower Dose Higher Dose OLINVYK demonstrated reduced impact on respiratory function vs IV morphine As with all opioids, serious, life - threatening, or fatal respiratory depression may occur in patients treated with OLINVYK.

Respiratory Physiology Study Observations • Study population comprised elderly individuals (56 to 87 years, mean = 71.2) with BMI ranging from 20 to 34 (mean = 26.3) • Both OLINVYK and IV morphine achieved comparable levels of pain relief. A statistically significant reduced impact on respiratory function was observed in patients treated with OLINVYK as measured by the mean respiratory ventilation profiles over time (P<0.0001) - Lower Dose. Very little impact on respiratory function was observed with OLINVYK (0.5mg), in contrast to IV morphine (2.0mg) - Higher Dose. Less respiratory depression was observed over the 6 hour measurement period with OLINVYK (2.0mg). The peak level was lower for OLINVYK compared to morphine but the difference was not statistically significant (P<0.05). Respiratory function rapidly returned toward baseline from 3 hours onwards (P<0.05 for all time points in pairwise comparison), vs IV morphine (8.0mg) • The study replicates the results from the earlier study in younger subjects using a similar methodology. The findings extend our knowledge to patients who are at higher risk for the development of respiratory depression with the use of opioids, namely the elderly and overweight patients. 14 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . As with all opioids, serious, life - threatening, or fatal respiratory depression may occur in patients treated with OLINVYK.

New OLINVYK vs IV Morphine Cognitive Function Study 15 Clinical assessment of OLINVYK’s potential impact on cognitive function vs. IV morphine • Phase 1 randomized, double - blind, placebo - controlled, crossover study • N = ~24 subjects, 18 - 55 years old • Topline data expected mid - 2022 Cognitive function assessment: NeuroCart • Comprehensive CNS test battery, used in testing a wide range of CNS drugs for 30 years • Cognitive outcome measures include major domains of motor performance, attention, reaction time, memory, and executive function Study will also include pain model testing (cold pressor test) and PK assessment Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com .

OLINVYK Safety Outcomes Study w/ Cleveland Clinic • Open - label, multi - site study led by experts at Cleveland Clinic and Wake Forest Baptist Health • N = ~200 adults undergoing major non - cardiac surgery • Topline data expected in 2H 2022 16 Further characterizes potential respiratory, GI and cognitive outcomes Respiratory Safety GI Tolerability Cognitive Function Predefined capnography and oximetry measures Assessment via continuous respiratory monitoring Complete GI response endpoint No vomiting and no antiemetic use through study period Somnolence, delirium, and sedation Validated, standardized assessment scales Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . As with all opioids, serious, life - threatening, or fatal respiratory depression may occur in patients treated with OLINVYK.

OLINVYK: Ease of Dosing and Administration • Bolus Dosing: 1 mg and 2 mg vials (single dose) • PCA Dosing: 30 mg vial (single patient use) • OLINVYK 1 mg ≈ morphine 5 mg 1 27 mg cumulative daily dose limit Do not administer single doses greater than 3 mg 17 3 vials allow for flexible and tailored IV dosing No refrigeration / reconstitution $17.50 $25.75 $110.00 WAC: 1 mg / 1mL 30 mg / 30 mL 2 mg / 2mL ~$100 / day (estimated avg cost across procedures) Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . 1) For an initial dose. PCA = Patient - Controlled Analgesia

OLINVYK vs IV Morphine Health Economic Models 18 Published 1 and available to formulary committees * As stated in the lable , these data are not an adequate basis for comparison of rates between OLINVYK treatment group and the morphine treatment gro up. The OLINVYK and morphine dosing regimens studied are not considered equipotent. 1) Simpson KN, et al., J Comp Eff Res, 2021 ; 10:1107 - 1119 and Simpson KN, et al. Expert Rev Pharmacoecon Outcomes Res; 2022 2) Oderda , GM, J Pain Palliative Care Pharm, 2019; data based on 5 surgical procedure categories including Cardiothoracic / vascular, Gen eral / Colorectal, Ob / Gyn, Orthopedic, and Urologic. 3) Overdyk FJ, PLoS One, 2016. More conservative inputs were used in the model. 4) Calculated based on total costs of Tx and average total costs of care. Image: flaticon.com. Vomiting Somnolence / sedation O 2 saturation <90% Representative Inputs: >10x Cost savings for hospitals 4 Due to improved patient outcomes HECON model Placebo (N = 162) OLINVYK ≤ 27 mg (N = 316) Morphine (N = 158) Patients with any TEAE (%) 73 86 96 Nausea 35 52 70 Vomiting 10 26 52 Headache 30 26 30 Dizziness 11 18 25 Constipation 9 14 14 Hypoxia 3 12 17 Pruritus 6 9 19 Sedation 5 7 13 Somnolence 4 6 10 Back pain 4 6 6 Hot flush 4 4 8 Pruritus gen. 1 2 10 AE rates * Cost of AEs Drug cost Ph3 trials Gov’t sources / Publications $8k nausea / vomiting 2 $28k critical resp event 3 +7 days hospital stay 3 OLINVYK IV morphine Key Outputs:

Customer Engagement Strategy

Targeted Account Launch 20 ~40 FTEs across Medical, Market Access and Sales deployed in focused segments Health Care Practitioners (HCPs) Anesthesiology, Colorectal, Burn physicians Targeted Accounts ~70% of IV opioid volume covered by customer facing team Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . OLINVYK: NCE, distinct from IV morphine 1 - 3 min onset & no active metabolites Safety data in complex patients / surgeries OLINVYK published safety data Published health economic / cost offset data

Expanded Targets: ~150 Burn Center Accounts Targeted market opportunity • ~40k burn - related hospitalizations each year across 150 burn centers in US • Longer average in - patient stay: 8 - 9 days • Burn guidelines recommend use of IV opioids 21 Critical care / burn patients experience severe pain and are at higher risk for AEs Need for rapid, long - lasting acute pain relief 1 - 3 minute onset of action ~3 hour duration Many patients have renal injury No dose adjustment for patients with renal impairment Need to avoid dose - stacking No active metabolites AEs of concern: respiratory depression, vomiting, sedation Well - characterized safety / tolerability profile Key considerations OLINVYK attributes

OLINVYK: Significant Opportunity in Acute Pain 22 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . Source: Definitive Healthcare; American Hospital Association. *Assumes ~$100 / day price for OLINVYK 2032 composition of matter patent expiration does not include potential patent extensions. Specialty Targets Patient & Procedure Risk Initial launch focus ~45 M patients Initial core focus: (9 M ) Expanded areas of focus (28 M ) • Hospitals / ambulatory surgical centers • CORES: c omorbid, o bese, r enal impaired, e lderly, s leep apnea • Burn (6 - 8 days) / critical c are & c olorectal (3 - 5 days) Initial core focus ~15M days of therapy (initial focus) = $1.5B+ market opportunity* • New cognitive function / respiratory / GI data versus IV morphine • Additional HECON data focused on recovery time Expanded areas of focus 2032+ COM Patent

TRV027 NCE targeting the AT1 receptor in COVID - 19

Multi - Organ Damage From Coronavirus 24 Elimination of ACE2 protein leads to critical hormonal imbalances SARS - CoV - 2 ACE2 Coronavirus binds to and eliminates ACE2 1 • Leads to accumulation of angiotensin II: - Acute lung injury and abnormal blood clots - Can lead to ARDS / pulmonary embolism / stroke • 66% - 94% mortality rate for COVID - 19 related ARDS 2* • ~1/3 of hospitalized COVID - 19 patients develop clotting complications 3 ARDS = Acute Respiratory Distress Syndrome. 1) Kuba K et al., Nat Med, 2005. 2) Gibson PG et al, Med J Aust, 2020. *In patients requiring ventilation. 3) Klok FA et al, Thromb Res, 2020.

TRV027: New MOA for COVID - 19 25 Mechanism targeted to improve lung function and prevent abnormal clotting TRV027 β - arrestin AT 1 receptor TRV027 is the only selective AT 1 receptor agonist Safety / tolerability data in ~700 patients G protein Cell surface Cell interior Lung damage Abnormal blood c lots Lung repair Anti - inflammatory Angiotensin II

TRV027 COVID - 19 Study - Imperial College London • Randomized, double - blind, placebo - controlled proof - of - concept study • N = 30 COVID - 19 patients enrolled - Hospitalized, non - ventilated - ≥18 years old - IV infusion of placebo or TRV027 for 7 days (12 mg/ hr ) • Primary endpoint : mean change from baseline D - dimer levels at three days 26 Topline Data announced 3Q ‘21 1 ) Berger J et al. Arterioscler Thromb Vasc Biol. 2020. DMSC = Data Safety and Monitoring Committee. https://clinicaltrials.gov/ct2/show/record/NCT04419610. Preliminary data show that TRV027 provided initial evidence of improvement on biomarker and clinical endpoints associated with COVID - 19 disease severity and progression

Primary Endpoint (D - Dimer Reduction) – Bayesian Results 1) Percentage change from baseline D - dimer per year of age. 92% probability that TRV027 has a potentially beneficial effect on D - dimer vs. placebo 27 TRV027 Probability of Effect on D - dimer (adjusted for age) Probability Density 10% 0% 20% 30% 40% 50% 60% 70% TRV027 Effect of Treatment D - dimer biomarker: Recognized predictor of disease progression and mortality in COVID - 19 infection TRV027 Extrapolated Effect of Treatment 1

Time to Initial Hospital Discharge (Length of Hospital Stay) Full Analysis Set (excludes deaths) TRV027 (N=7)* Placebo (N=10) Difference Mean (days) Median Range 11.4 8 5, 32 23.3 12 5, 86 11.9 days 4 days A post - hoc analysis indicated that patients receiving TRV027 experienced ~12 - day reduction in average length of hospital stay co mpared to placebo (11.4 vs. 23.3 days), with a median reduction of 4 days (8 vs. 12). LOS = Length of Stay, SOFA = Sequential Organ Failure Assessment *1 patient with missing discharge date but alive at Day 30 follow - up. NOTE: Post - hoc analysis of differences in LOS not dependent upon baseline D - dimer level or SOFA score 28

Preliminary Conclusions TRV027 was well - tolerated in hospitalized COVID - 19 patients Primary endpoint: • Bayesian modeling predicted 92% probability for TRV027 having a potentially beneficial impact on D - dimer levels • TRV027 patients experienced 70% reduction in circulating D - dimer, vs. 27% of placebo patients through 3 days of infusion Post - hoc analysis: • TRV027 patients experienced a 12 - day reduction in average length of hospital stay compared to placebo 1 • Reduction in time to hospital discharge not dependent on indices of disease severity prior to treatment 1) A post - hoc analysis indicated that patients receiving TRV027 experienced ~12 - day reduction in average length of hospital stay compared to placebo (11.4 vs. 23.3 days), with a median reduction of 4 days (8 vs. 12). These preliminary data show that TRV027 provided initial evidence of improvement on biomarker and clinical endpoints associated with COVID - 19 disease severity and progression 29

Multi - Arm Platform Trial with TRV027 in COVID - 19 Patients 1 30 TRV027 data expected in ~300 patients; NIH ACTIV - 4 topline data expected 2H 2022 *ACTIV = Accelerating COVID - 19 Therapeutic Interventions and Vaccines. 1.Patients with ARDS/Abnormal clotting associat ed with COVID - 19 NIH ACTIV - 4* (US) Supplemental O 2 - free days (28 days post - randomization) Additional outcomes : in - hospital mortality, ventilator - free days, clinical status Primary outcome: • NIH ACTIV - 4 is fully funding this study; Trevena is supplying TRV027 • US: Majority of sites are currently open and enrolling patients • New International Expansion: Enrollment expanded to international sites in the coming months

TRV045: Novel MOA for Diabetic Neuropathic Pain 31 Selective S1PR with no lymphopenia – Expected Completion of Phase 1 2H 2022 1) Sim - Selley et al., Journal of Pharmacology & Experimental Therapeutics, 2018. 2) Sim - Selley et al, Journal of Neurochemistry, 2008. 3) Gol et al., European Journal of Pharmaceutical Sciences, 2017. 4) Leo et al., CNS & Neurological Disorders - Drug Targets, 2017. 5) Lymphopenia, bradycardia, vascular leakage, macular edema. BBB = blood - brain barrier. Images: flaticon.com. S1P 1 receptors are expressed broadly in the CNS Potential role in the treatment of: Neuropathic pain • Inhibits pain sensation 1 • Inhibits excitatory neuronal signaling 2 Selective for S1P - subtype 1 receptor: Potential to avoid known safety issues associated with S1P receptor subtypes 2, 3, 4, 5: Potential pulmonary, cardiac, and cancer - related effects 5 Epilepsy • Neuroprotective effects 3 • Modulates permeability of BBB, anti - inflammatory effects 4

$0 $7,000 $14,000 $21,000 $28,000 $35,000 Diabetes only Diabetes with DNP TRV045 for Diabetic Neuropathic Pain 32 Diabetic neuropathic pain (DNP) represents a large market opportunity 1) IDF, www.diabetesatlas.org 2) Economic Costs of Diabetes in the U.S. in 2017, Diabetes Care 2018;41:917 – 928. 3) Shillo et al., Current Diabetes Reports, 2019 4) Pritchett, YL et al. Pain Medicine 2007 5) Freeman R et al., Diabetes Care 2008 6) Sadosky et. al., J Diabetes Complications 2015. 7) Datamonitor 8) Hicks, et al. Current Diabetes Reports, 2019 • 30M+ US adults with diabetes (500M+ worldwide) 1,2 • DNP affects up to 25% of patients with diabetes 3,8 • Significant need for efficacious medicines for DNP 4 - 5 » Only ~50% of patients experience a clinical response with currently approved therapies • Direct costs for patients with DNP were ~4x that of patients with only diabetes (no DNP) 6 Annual Direct Costs (per patient)

Avoids Lymphopenia TRV045: Novel MOA for Diabetic Neuropathic Pain 33 1) Rosenberger et al., Journal of Neural Transmission, 2020 and CDC National Diabetes Statistics Report, 2020. 2) Shillo et al., Current Diabetes Reports, 2019. 3) American Diabetes Association. 4) FDA product labels for Lyrica , Lyrica CR, Cymbalta , Nucynta ER, and Qutenza , Tesfaye et.al . Pain (2013). 5) Sadosky et. al., J Diabetes Complications 2015. 6) CIPN mouse model: Paclitaxel 6 mg/kg, i.p. on Days 1, 3, 5, 7. Hyperalgesia measured as % non - response to 0.4 g Von Frey filament vs. baseline, tested 30’ after dosing on Day 13. Lymphocytes measured after 3 days of dosing. Data are mean “ s.e.m. n=5 - 7 mice/group. *p<0.05 or **p<0.01 vs. control • DNP affects ~25% of people w/ diabetes 2 - Approved agents inadequate for ~50% of patients 3,4 - ~4x direct costs for DNP patients (vs diabetes alone) 5 • In animals, TRV045 reversed neuropathic pain without immune - suppressing activity 6 • Non - opioid MOA with broad potential for CNS indications - Phase 1 for DNP underway - Epilepsy evaluation (NIH) ongoing 0 1 2 3 4 5 6 Fingolimod TRV045 peripheral lymphocytes (10 3 cells / m L) 0.03 mg/kg po 3.7 mg/kg sc Vehicle alone No reduction despite 3.7x dosing (vs. above) ** 5M+ people (US) suffer from DNP, with limited therapeutic options 1 Reverses Pain Response 0 20 40 60 80 100 Fingolimod TRV045 % non - response to pain stimulus 0.03 mg/kg po 1.0 mg/kg sc Paclitaxel - induced hyperalgesia * **

TRV250: New MOA for Acute Treatment of Migraine 34 Delta receptor: Untapped potential in CNS space Migraine represents a large market opportunity; total migraine drug market = ~$3.5B 1) Data from Decision Resources, Pharmacor migraine market landscape and forecast 2018. 2) Moven et al., J Neurol Neurosurg Psychiatry, 2016. Icons made by Freepik from www.flaticon.com Play important role in regulation of pain, mood, and anxiety Delta receptors have unique distribution throughout the brain 650M migraines treated each year 1.2M ER visits due to migraines • 20 - 30% of migraine sufferers do not respond to / cannot tolerate the market - leading triptan drug class • Approx. 50% of migraineurs also suffer from anxiety 2 Every year in the US 1 :

TRV250: Well - Tolerated in Ph1 Healthy Volunteer PK Study Well tolerated, with no SAEs across broad range of doses Predictable PK: dose - proportional between 0.1 mg to 30 mg SC Half - life consistent across all doses No EEG findings observed in any subject IND - enabling activities initiated for new oral dose form Subcutaneous doses up to 30 mg studied; no SAEs observed SC = subcutaneous. Fossler MJ et al., CNS Drugs, Aug 2020;34(8):853 - 865. 35 Single dose pharmacokinetics of TRV250 given by SC injection

TRV734: Maintenance Therapy for Opioid Use Disorder 36 Selective agonism at µ receptor: nonclinical evidence of improved tolerability 1) Center for Behavioral Health Statistics and Quality. 2) NIDA data on file. Ongoing collaboration with National Institute on Drug Abuse (NIDA) >2.5M people in U.S. suffer from opioid use disorder 1 NIDA study demonstrated reduced drug - seeking behavior in animal model of relapse 2 NIDA - funded proof - of - concept patient study initiated • Randomized, double - blind, placebo - and positive - controlled study • N = ~50 opioid - dependent patients undergoing stable methadone maintenance therapy • Primary endpoint: s uppression of withdrawal symptoms as measured by the Subjective Opioid Withdrawal Scale • Secondary outcomes: assessments of safety, tolerability, and neurocognitive changes

PRE - CLIN PHASE 1 PHASE 2 PHASE 3 NDA POST - APPR EXPECTED CATALYSTS OLINVYK® New chemical entity (mu - opioid receptor) TRV027 AT 1 receptor selective agonist TRV045 Selective S1P receptor modulator • Phase 1 complete 2H 22 TRV250 G - protein selective agonist (delta receptor) • IND - enabling activities (oral) TRV734 G - protein selective agonist (mu - opioid receptor) Multiple Expected Catalysts 37 NIH / NIDA collab. IV NIH ACTIV collab. OLINVYK is indicated in adults for the management of acute pain severe enough to require an intravenous opioid analgesic and for whom alternative treatments are inadequate. * Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at ww w.OLINVYK.com. TRV250, TRV734, TRV027, and TRV045 are investigational products and are not approved by the FDA or any other regulatory agenc y.; ARDS = Acute Respiratory Distress Syndrome; ACTIV = Accelerating COVID - 19 Therapeutic Interventions and Vaccines; NDA = New Drug Application, PoC = Proof - of - Concept, DNP = Diabetic Neuropathic Pain IV acute pain* Respiratory physiology Clinical outcomes COVID - 19 ARDS / abnormal clotting Cleveland Clinic / Wake Forest Baptist Health collab. Leiden UMC collab. DNP Acute migraine Epilepsy NIH collab. APPROVED • Study completed April 2022 • Topline data 2H 22 • Commercial launch ongoing • Topline data 2H 22 • POC study ongoing COVID - 19 PoC study Imperial College London collab. • Topline data announced Cognitive function • Topline data mid - 22 Opioid use disorder Nhwa NDA Submission in China • NDA Submitted

38 JL: can will create a transition slide? Appendix

Head - to - Head Comparison of OLINVYK and IV morphine in Elderly/Overweight Subjects (N=18) 39 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . As with all opioids, serious, life - threatening, or fatal respiratory depression may occur in patients treated with OLINVYK. 0.5 mg 2.0 mg 2.0 mg 8.0 mg

Studied in >1,900 individuals Hydromorphone OLINVYK: Distinct From IV Morphine / Hydromorphone Morphine 40 OLINVYK IV morphine included as active comparator NCE with 2032+ COM patent 1 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . 1) 2032 composition of matter patent expiration does not include potential patent extensions.

No dosage adjustments for elderly / renally impaired No known active metabolites Robust Clinical Development Program 41 OLINVYK studied in > 1,900 individuals 4 head - to - head trials vs. IV morphine Phase 1 Phase 2 Phase 3 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at w ww. OLINVYK.com. # subjects exposed to OLINVYK in Ph1 = 318; # patients treated with OLINVYK in Ph2 and Ph3 = 1,535 Large safety study: • Real - world use in complex patients and target surgeries

OLINVYK: IV Opioid Efficacy and Rapid Onset 42 • Efficacy achieved in hard tissue & soft tissue models • Rapid onset: perceptible pain relief within 1 - 3 minutes • OLINVYK efficacy data in peer - reviewed journals The Journal of Pain Research 1 and Pain Practice 2 Soft Tissue (SPID - 24) Rapid onset (2 - 5 min) & ~3 hour duration Superior pain relief vs. placebo (p<0.01) Hard Tissue (SPID - 48) Superior pain relief vs. placebo (p<0.02) Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at w ww. OLINVYK.com. 1) Viscusi ER et al. J Pain Res. 2019;12:927 – 943. Published 2019 Mar 11. 2) Singla NK et al. Pain Pract . 2019;19:715 - 731. Published 2019 Jun 04.

43 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . These analyses were the prespecified primary endpoints for both studies. Section 14 of the Prescribing Information includes t he SPID - 24 and SPID - 48 efficacy analyses that were the basis for approval. Viscusi ER et al. J Pain Res. 2019;12:927 – 943. Published 2019 Mar 11. Singla NK et al. Pain Pract . 2019;19:715 - 731. Published 2019 Jun 04. #p < 0.05 vs. placebo (unadjusted). 0 20 40 60 80 Placebo 0.1 0.35 0.5 Morphine *** Olinvo Regimen * ** # P = 0.029 P < 0.0001 P = 0.0004 OLINVYK Ph3: Soft Tissue Surgery Mean baseline pain = 7.3 (1 mg) 0 20 40 60 80 Placebo 0.1 0.35 0.5 Morphine * A n a l g e s i c r e s p o n d e r r a t e ( % ) Olinvo Regimen * * Ph3: Hard Tissue Surgery Mean baseline pain = 6.7 # P < 0.0001 OLINVYK (1 mg) Primary Efficacy Endpoint Achieved in Two Pivotal Studies OLINVYK achieved IV opioid efficacy Published in Pain Practice Published in The Journal of Pain Research

0 1 2 3 4 5 6 7 8 9 10 0 4 8 12 16 20 24 28 32 36 40 44 48 0 1 2 3 4 5 6 7 8 9 10 0 4 8 12 16 20 24 Time (hours) Average NRS Pain Score OLINVYK: IV Opioid Efficacy in 2 Phase 3 RCTs Study 1 (Orthopedic – Hard Tissue) 3 PCA regimens studied (0.1, 0.35, 0.5 mg) vs. placebo; all doses P<0.01 vs. placebo 44 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . OLINVYK Outcome 0.1 mg 0.35 mg 0.5 mg Placebo % Completed 83% 87% 84% 60% % D/C LOE 9% 4% 5% 34% % Rescue Meds 41% 20% 17% 77% Study 2 (Plastic Surgery – Soft Tissue) 3 PCA regimens studied (0.1, 0.35, 0.5 mg) vs. placebo; 0.35 / 0.5 mg doses P<0.02 vs. placebo OLINVYK Outcome 0.1 mg 0.35 mg 0.5 mg Placebo % Completed 86% 90% 87% 74% % D/C LOE 11% 3% 5% 22% % Rescue Meds 31% 21% 18% 49% Placebo (n=79) OLINVYK 0.1mg (n=76) OLINVYK 0.35mg (n=79) OLINVYK 0.5mg (n=79) Placebo (n=81) OLINVYK 0.1mg (n=77) OLINVYK 0.35mg (n=80) OLINVYK 0.5mg (n=80)

Robust Assessment of Respiratory Safety in Phase 3 RCTs 45 Data included in AMCP dossier used in formulary review 1) Figure 2 - 8, Section 2.2, OLINVYK Evidence Dossier for Formulary Consideration. 2) Figures 3 - 4 and 3 - 8, Section 3.1, OLINVYK E vidence Dossier for Formulary Consideration. • Prespecified secondary endpoint: Respiratory Safety Burden (RSB) - Calculated based on incidence and cumulative duration of respiratory safety events • Full characterization of respiratory safety profile has been made available to HCPs and formulary decision makers - Data can be found in OLINVYK AMCP dossier and published literature Ph3 Respiratory Safety Events 2 (Components of the RSB calculation) Hard Tissue Soft Tissue bpm = breaths per minute; MRPSS = Moline - Roberts Pharmacologic Sedation Scale Ph3 Respiratory Safety Burden 1 Hard Tissue Soft Tissue As with all opioids, serious, life - threatening, or fatal respiratory depression may occur in patients treated with OLINVYK.

Robust Assessment of GI Tolerability in Phase 3 RCTs 46 Data included in AMCP dossier used in formulary review P < 0.05 vs. morphine.1) Figure 2 - 10, Section 2.2, OLINVYK Evidence Dossier for Formulary Consideration. 2) Figure 2 - 11, Section 2.2, OLINVYK Evidence Dossier for Formulary Consideration. 3) GI complete response defined as the proportion of patients who did not experience the AE of vomiting and did not use rescue anti eme tic medication throughout their allocated treatment period in the study. Ph3 Rescue Antiemetic Use 1 Hard Tissue Soft Tissue Ph3 Complete GI Response Rates 2 Hard Tissue Soft Tissue • Phase 3 pivotal trials included measurements of nausea / vomiting rates and rescue antiemetic use • Additional exploratory post - hoc analysis was conducted using a “complete GI response” endpoint 3 • Full characterization of GI tolerability has been made available to HCPs and formulary decision makers - Data can be found in OLINVYK AMCP dossier and published literature

Positive Feedback from Formulary Stakeholders 1 47 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com . 1) Qualitative Pricing research, Charles River Associates, April 2020. 2) “Are the improvements in respiratory safety events and GI tolerability clinically meaningful?” Based on OLINVYK Ph3 clinical trial data. ~75% of formulary stakeholders find OLINVYK’s published data clinically meaningful: 2 66 41 23 14 13 2 0 20 40 60 80 IV morphine IV hydromorphone IV fentanyl Ofirmev Exparel Other Number of Mentions Likely to Replace in Practice (n=100; multiple responses permitted) Pharmacist (n=50) Physician (n=50) 72% 76% Majority of stakeholders view IV morphine as likely to be replaced by OLINVYK:

Omni - channel Approach for HCP Engagement 48 Communication across a full range of channels to maximize reach and impact Field directed: live, virtual & email HCP social media Professional Society Meetings & Congresses Olinvyk.com Virtual “on demand” Medical Education programs Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.OLINVYK.com .

-15 -10 -5 0 5 10 15 20 0 2 4 6 8 10 12 14 16 18 20 22 24 Mean ΔΔ QTcI ( msec ) [90% CI] No Accumulation Despite Repeated Dosing 49 Multi - Dose tQT Study Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at w ww. OLINVYK.com. 3 subjects not dosed due to lack of venous access: 1 discontinuation due to a non - serious adverse event (asymptomatic non - sustai ned ventricular tachycardia) with confounding hypokalemia and no meaningful QT prolongation during dosing, 1 subject completed dosing but not evaluable du e t o equipment malfunction Oliceridine 2 or 3mg every 2hrs (27mg max) x Moxifloxacin 400mg (positive control) Time (hours) N = 68 healthy volunteers • No accumulation through 24 hrs Mean QTcI <10ms at 22 of 24 points • No categorical QTc outliers ∆ >60 ms ; >500 ms absolute • Well tolerated, no SAEs* 92% reached max daily dose *The effect on QT prolongation at total cumulative daily doses >27 mg has not been studied in a thorough QT study. Total cumulative daily doses exceeding 27 mg per day may increase the risk for QTc interval prolongation. Therefore, the cumulative total daily dose of OLINVYK should not exceed 27 mg. Key results

50 JL: can will create a transition slide? IMPORTANT SAFETY INFORMATION

WARNING: ADDICTION, ABUSE, AND MISUSE; LIFE - THREATENING RESPIRATORY DEPRESSION; NEONATAL OPIOID WITHDRAWAL SYNDROME; and RISKS FROM CONCOMITANT USE WITH BENZODIAZEPINES OR OTHER CENTRAL NERVOUS SYSTEM (CNS) DEPRESSANTS Addiction, Abuse, and Misuse OLINVYK exposes patients and other users to the risks of opioid addiction, abuse, and misuse, which can lead to overdose and death. Assess each patient’s risk before prescribing OLINVYK, and monitor all patients regularly for the development of behaviors or conditions. Life - Threatening Respiratory Depression Serious, life - threatening, or fatal respiratory depression may occur with use of OLINVYK. Monitor for respiratory depression, especially during initiation of OLINVYK or following a dose increase. Neonatal Opioid Withdrawal Syndrome Prolonged use of OLINVYK during pregnancy can result in neonatal opioid withdrawal syndrome, which may be life - threatening if not recognized and treated, and requires management according to protocols developed by neonatology experts. If opioid use is required for a prolonged period in a pregnant woman, advise the patient of the risk of neonatal opioid withdrawal syndrome and ensure that appropriate treatment will be available. Risk From Concomitant Use With Benzodiazepines or Other CNS Depressants Concomitant use of opioids with benzodiazepines or other CNS depressants, including alcohol, may result in profound sedation, respiratory depression, coma, and death. Reserve concomitant prescribing for use in patients for whom alternative treatment options are inadequate; limit dosages and durations to the minimum required; and follow patients for signs and symptoms of respiratory depression and sedation. Limitations of Use Because of the risks of addiction, abuse, and misuse with opioids, even at recommended doses, reserve OLINVYK for use in patients for whom alternative treatment options [e.g., non - opioid analgesics or opioid combination products]: • Have not been tolerated, or are not expected to be tolerated • Have not provided adequate analgesia, or are not expected to provide adequate analgesia. The cumulative total daily dose should not exceed 27 mg, as total daily doses greater than 27 mg may increase the risk for QTc interval prolongation. CONTRAINDICATIONS OLINVYK is contraindicated in patients with: Significant respiratory depression Acute or severe bronchial asthma in an unmonitored setting or in the absence of resuscitative equipment Known or suspected gastrointestinal obstruction, including paralytic ileus Known hypersensitivity to oliceridine (e.g., anaphylaxis) WARNINGS AND PRECAUTIONS OLINVYK contains oliceridine, a Schedule II controlled substance, that exposes users to the risks of addiction, abuse, and misuse. Although the risk of addiction in any individual is unknown, it can occur in patients appropriately prescribed OLINVYK. Assess risk, counsel, and monitor all patients receiving opioids. Serious, life - threatening respiratory depression has been reported with the use of opioids, even when used as recommended, especially in patients with chronic pulmonary disease, or in elderly, cachectic and debilitated patients. The risk is greatest during initiation of OLINVYK therapy, following a dose increase, or when used with other drugs that depress respiration. Proper dosing of OLINVYK is essential, especially when converting patients from another opioid product to avoid overdose. Management of respiratory depression may include close observation, supportive measures, and use of opioid antagonists, depending on the patient’s clinical status. Opioids can cause sleep - related breathing disorders including central sleep apnea (CSA) and sleep - related hypoxemia with risk increasing in a dose - dependent fashion. In patients who present with CSA, consider decreasing the dose of opioid using best practices for opioid taper. INDICATIONS AND USAGE OLINVYK is a new chemical entity indicated in adults for the management of acute pain severe enough to require an intravenous opioid analgesic and for whom alternative treatments are inadequate. 51

WARNINGS AND PRECAUTIONS Prolonged use of opioids during pregnancy can result in withdrawal in the neonate that may be life - threatening. Observe newborns for signs of neonatal opioid withdrawal syndrome and manage accordingly. Advise pregnant women using OLINVYK for a prolonged period of the risk of neonatal opioid withdrawal syndrome and ensure that appropriate treatment will be available. P r o f ound s e d a tion, re spi r a to r y d e p r e ssion, c om a , a nd d ea th m a y re sult f r om the c on c omit a nt use of OLINVYK with b e n z odi a z e pin e s or oth e r C NS d e p re ss a nts ( e . g ., non - b e n z odi a z e pine s e d a tiv e s/ h y pnoti c s, a n x i o l y ti c s, t ra nquili z er s, mus c le re l a x a nts, g e n e ra l a n e sth e ti c s, a ntip s y c hoti c s, oth e r opioids, or a l c ohol ) . B e ca u s e o f th e se r isks, re s er ve c o n c omit a nt p re s cr ibi n g of th e se d r u g s f o r use in p a ti e nts f or whom a lt er n a tive t rea tm e nt options a r e in a d e qu a t e , prescribe the lowest effective dose, and minimize the duration. OLINVYK was shown to have mild QTc interval prolongation in thorough QT studies where patients were dosed up to 27 mg. Total cumulative daily doses exceeding 27 mg per day were not studied and may increase the risk for QTc interval prolongation. Therefore, the cumulative total daily dose of OLINVYK should not exceed 27 mg. Increased plasma concentrations of OLINVYK may occur in patients with decreased Cytochrome P450 (CYP) 2D6 function or normal metabolizers taking moderate or strong CYP2D6 inhibitors ; also in patients taking a moderate or strong CYP3A4 inhibitor, in patients with decreased CYP2D6 function who are also receiving a moderate or strong CYP3A4 inhibitor, or with discontinuation of a CYP3A4 inducer. These patients may require less frequent dosing and should be closely monitored for respiratory depression and sedation at frequent intervals. Concomitant use of OLINVYK with CYP3A4 inducers or discontinuation of a moderate or strong CYP3A4 inhibitor can lower the expected concentration, which may decrease efficacy, and may require supplemental doses. Cases of adrenal insufficiency have been reported with opioid use (usually greater than one month). Presentation and symptoms may be nonspecific and include nausea, vomiting, anorexia, fatigue, weakness, dizziness, and low blood pressure. If confirmed, treat with physiologic replacement doses of corticosteroids and wean patient from the opioid. OLINVYK m a y ca u s e s e v e r e h y po t e ns i o n, i n c l u d i n g or t h o s tatic h y po t e ns i o n a n d s yn c op e in a m b u lat o r y p atie n t s . T h e r e is i n c r ea s ed r i s k in p ati e n ts w ho s e a b ili t y to m a i n ta i n b l oo d pr e ssu r e h as a l r ea d y b een c o m pr o m i s ed b y a r e d u ced b l oo d v o l u m e o r c o n c u rr e n t a d m i n i s t r ati o n o f c e r tain C N S d e pr e ss a n t dru g s ( e . g . , phenothiazines or g e n e r al a n e s t h eti c s ). M o n it o r t h e s e p atie n ts f o r s i g n s o f h y po t e ns i o n. I n p atie n t s w i t h ci r c u lat o r y s h o c k , avoid the use of OLINVYK as it m a y c a us e v a s od ilati o n t h at can f u r t h er r e d u ce ca rd iac o u t p u t a n d b l oo d pr e ssu r e. A v o id t h e us e o f OLINVYK in p atie n ts w i th i m p ai r ed c o ns ci o u s n e s s o r c o m a. OLINVYK should be used with caution in p atie n ts w h o m a y b e s us ce p ti b le to t h e i n t r ac r a n ial e f f ec t s o f C O 2 r et e n ti o n, such as t h o s e with e v i d e n ce o f i n c r ea s ed i n t r ac r a n ial pr e s su r e o r br ain t u m or s , as a reduction in r e s p i r at or y dr i v e a n d t h e r e su lt a n t C O 2 r et e n ti o n can f u r t h er i n c r ea s e i n t r ac r a n i al pr e ssu r e. Mo n it o r su c h p at i e n ts f o r s i g n s o f s e d ati o n a n d r e s p i r at or y d e pr e ss i o n , p a r tic u la r l y w h en i n i t iat i n g t h e r a p y. As with all opioids, OLINVYK m a y ca u s e s p a s m o f t h e s p h i n c ter o f O dd i , and m a y ca us e i n c r ea s es i n s e r u m a my la s e. Mo n it o r p atie n ts w i t h b ilia r y t r act d i s ea s e, i n c l u d i n g a c u te p a n c r eatit i s , f o r w o r s e n i n g s y m p t o ms . T h e r e is i n c r ea s ed r i s k in p ati e n ts w ho s e a b ili t y to m a i n ta i n b l oo d pr e ssu r e h as a l r ea d y b een c o m pr o m i s ed b y a r e d u ced b l oo d v o l u m e o r c o n c u rr e n t a d m i n i s t r ati o n o f c e r tain C N S d e pr e ss a n t dru g s ( e . g . , phenothiazines or g e n e r al a n e s t h eti c s ). M o n it o r t h e s e p atie n ts f o r s i g n s o f h y po t e ns i o n. I n p atie n t s w i t h ci r c u lat o r y s h o c k , avoid the use of OLINVYK as it m a y c a us e v a s od ilati o n t h at can f u r t h er r e d u ce ca rd iac o u t p u t a n d b l oo d pr e ssu r e. A v o id t h e us e o f OLINVYK in p atie n ts w i th i m p ai r ed c o ns ci o u s n e s s o r c o m a. OLINVYK should be used with caution in p atie n ts w h o m a y b e s us ce p ti b le to t h e i n t r ac r a n ial e f f ec t s o f C O 2 r et e n ti o n, such as t h o s e with e v i d e n ce o f i n c r ea s ed i n t r ac r a n ial pr e s su r e o r br ain t u m or s , as a reduction in r e s p i r at or y dr i v e a n d t h e r e su lt a n t C O 2 r et e n ti o n can f u r t h er i n c r ea s e i n t r ac r a n i al pr e ssu r e. Mo n it o r su c h p at i e n ts f o r s i g n s o f s e d ati o n a n d r e s p i r at or y d e pr e ss i o n , p a r tic u la r l y w h en i n i t iat i n g t h e r a p y. As with all opioids, OLINVYK m a y ca u s e s p a s m o f t h e s p h i n c ter o f O dd i , and m a y ca us e i n c r ea s es i n s e r u m a my la s e. Mo n it o r p atie n ts w i t h b ilia r y t r act d i s ea s e, i n c l u d i n g a c u te p a n c r eatit i s , f o r w o r s e n i n g s y m p t o ms . OLINVYK m a y i n c r ea s e t h e f r e q u e n c y o f s ei z u r es i n p atie n t s w i t h s eiz u r e d i s ord e r s a n d may increase t h e r i s k o f s ei z u r es in vulnerable patients . M o n it o r p atie n ts w i th a h i s t o r y o f s ei z u r e d i s ord e r s f o r w or s e n ed s eiz u r e c o n t ro l. Do not abruptly discontinue OLINVYK in a patient physically dependent on opioids. Gradually taper the dosage to avoid a withdrawal syndrome and return of pain. Avoid the use of mixed agonist/antagonist (e.g., pentazocine , nalbuphine , and butorphanol ) or partial agonist (e.g., buprenorphine) analgesics in patients who are receiving OLINVYK, as they may reduce the analgesic effect and/or precipitate withdrawal symptoms. OLINVYK may impair the mental or physical abilities needed to perform potentially hazardous activities such as driving a car or operating machinery. Although self - administration of opioids by patient - controlled analgesia (PCA) may allow each patient to individually titrate to an acceptable level of analgesia, PCA administration has resulted in adverse outcomes and episodes of respiratory depression. Health care providers and family members monitoring patients receiving PCA analgesia should be instructed in the need for appropriate monitoring for excessive sedation, respiratory depression, or other adverse effects of opioid medications. ADVERSE REACTIONS Adverse reactions are described in greater detail in the Prescribing Information. The most common (incidence ≥10%) adverse reactions in Phase 3 controlled clinical trials were nausea, vomiting, dizziness, headache, constipation, pruritus, and hypoxia. PLEASE see www.OLNVYK.com for full prescribing information including BOXED warning and important safety information 52